EXHIBIT 10.13

                                                                   Final Draft

                              PURCHASE AGREEMENT

                            (NET PROFITS INTERESTS)


      THIS AGREEMENT (this "AGREEMENT"), is made as of the 30th day of April, 1997, by and among Domain Energy Production Corporation, a Delaware corporation ("PURCHASER"), and each of GEAPPL Corp., a Texas non-profit corporation, GTPT Corporation, a Texas non-profit corporation, Zeta MT Holding, Inc., a Texas non-profit corporation (each of such parties being herein called a "SELLER", and such parties being herein, collectively called, "SELLERS"), which Sellers are acting at the direction of NationsBank of Texas, N.A., in its capacity as the qualified professional asset manager (the "QPAM") with respect to the disposition of the Net Profits Interests that are the subject of this Agreement for each Seller.

                            R E C I T A T I O N S:

      A. Sellers have acquired the Net Profits Interests pursuant to the Acquisition Agreements and the conversion of loans under the Credit Agreements.

      B. For its respective share of the Purchase Price (as defined herein) and other consideration, and upon the terms and conditions hereinafter set forth, the QPAM has agreed that each Seller shall sell all of its right, title and interest in its Net Profits Interests to Purchaser, and Purchaser has agreed to purchase each Seller's right, title and interest in its Net Profits Interests.

      NOW, THEREFORE, in consideration of the premises and in consideration of the mutual covenants, promises and undertakings of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, it is agreed:

      SECTION 1. DEFINITIONS. Certain of the defined terms used in this Agreement are defined below:

      "ACQUISITION AGREEMENTS" shall mean (i) with respect to GE, that certain Acquisition Agreement dated as of June 16, 1992 and that certain Acquisition Agreement dated as of December 31, 1994, (ii) with respect to GTE, that certain Acquisition Agreement dated as of June 16, 1992 and that certain Acquisition Agreement dated as of December 31, 1994, and (iii) with respect to Delta, that certain Acquisition Agreement dated as of June 30, 1993 and that certain Acquisition Agreement dated as of December 31, 1994, each of which Acquisition Agreements is by and between the respective party named above and Tenneco Gas Production Corporation.

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      "AFFILIATE" shall mean, with respect to any person, any person controlling, controlled by or under common control with, such person.

      "ALLOCABLE SHARE" shall mean 38.44% with respect to GEAPPL Corp., 38.44% with respect to GTPT Corporation, and 23.12% with respect to Zeta MT Holding, Inc.

      "ASSIGNMENTS" shall have the meaning given such term in Section 7.2 of this Agreement.

      "CASH ELECTION" shall have the meaning given such term in Section 3.3(b).

      "CLOSING" shall mean the closing of the transaction described in this Agreement as contemplated by Section 7.1.

      "CLOSING DATE" shall mean the date on which the Closing occurs.

      "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      "CONVERSION NPIS" shall have the meaning given such term in the definition of Net Profits Interests below.

      "CONVEYANCE" shall mean each Conveyance of Net Profits Overriding Royalty Interests pursuant to which a Conveyed NPI was created (such conveyances being listed on Exhibit B hereto).

      "CONVEYED NPIS" shall have the meaning given such term in the definition of Net Profits Interests below.

      "CREDIT AGREEMENTS" shall mean (i) with respect to GE, that certain Credit Agreement dated as of June 16, 1992 and that certain Credit Agreement dated as of December 31, 1994, (ii) with respect to GTE, that certain Credit Agreement dated as of June 16, 1992 and that certain Credit Agreement dated as of December 31, 1994, and (iii) with respect to Delta, that certain Credit Agreement dated as of June 30, 1993 and that certain Credit Agreement dated as of December 31, 1994, each of which Credit Agreements is by and between the respective party named above and Tenneco Gas Production Corporation.

      "DELTA" shall mean Citibank, F.S.B., as Directed Trustee (and not in its individual capacity) of the Delta Master Trust.

      "DISTRIBUTIONS" shall mean payments of net profits to the Sellers pursuant to Section 2.7 of each Conveyance of a Conveyed NPI and similar payments of net profits to the Sellers with respect to the Conversion NPI.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      "GE" shall mean the Trustees of the General Electric Pension Trust.

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      "GTE" shall mean Bankers Trust Company, as Trustee (and not in its individual capacity) of a Trust established pursuant to a Trust Agreement between GTE Service Corporation and Bankers Trust Company, as amended and restated effective August 7, 1987.

      "IPO" shall mean the proposed initial public offering of securities of Purchaser Parent pursuant to a registration statement filed on Form S-1 with the Securities and Exchange Commission pursuant to the Securities Act.

      "NET PROFITS INTERESTS" shall mean (i) the net profits overriding royalty interests, which were conveyed pursuant to the conveyances identified on Exhibit B hereto (the "CONVEYED NPIS") each of such conveyances having been executed and delivered pursuant to one of the Acquisition Agreements, and (ii) the net profits overriding royalty interests to which the loans under the Credit Agreements were converted pursuant to the respective Credit Agreements (the "CONVERSION NPIS").

      "NOTE ELECTION" shall have the meaning given such term in Section 3.3(b).

      "PURCHASE PRICE" for each Seller shall mean:

      (i) (A) in the event that the IPO shall occur (in which case the QPAM shall be deemed to have made the Cash Election) or the IPO shall not occur and the QPAM shall make the Note Election on behalf of such Seller, such Seller's Allocable Share of $30,000,000, OR (B) in the event that the IPO shall not occur and the QPAM shall make the Cash Election on behalf of such Seller, such Seller's Allocable Share of $25,000,000;

            plus

      (ii) Contributions of capital paid by such Seller pursuant to the Acquisition Agreements or the Credit Agreements during the period commencing on or after January 1, 1997 to and including the Closing; provided, however, that payments of any such contributions of capital shall not be added to the Purchase Price to the extent that such payments are attributable to operations prior to January 1, 1997;

            minus

      (iii) Distributions paid to such Seller during the period commencing on or after January 1, 1997 to and including the Closing (which do not include amounts paid pursuant to subclause (i) above); provided, however, that payments of such Distributions shall not be deducted from the Purchase Price to the extent that such payments are attributable to production occurring prior to January 1, 1997.

      "PURCHASER PARENT" shall mean Domain Energy Corporation, a Delaware corporation and the direct wholly owned parent of Purchaser.

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      "REGISTRATION STATEMENT" shall mean Purchaser Parent's registration statement on Form S-1, No. 333-24641 as filed with the Securities and Exchange Commission on April 4, 1997, as such registration statement is amended or supplemented.

      "RESERVE REPORT" shall mean those certain reserve reports dated as of December 31, 1996, prepared by DeGolyer & MacNaughton and Netherland, Sewell & Associates, Inc., respectively, and addressed to Purchaser.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

      "SECURITY DOCUMENTS" shall have the meaning given such term in Section 7 below.

      "SELLER PARENT" shall mean (i) as to GEAPPL Corp., GE, (ii) as to GTPT Corporation, GTE, and (iii) as to Zeta MT Holding, Inc., Delta.

      "SELLER'S ORGANIZATIONAL DOCUMENTS" shall mean, as applicable, (i) with respect to each Seller, the Articles of Incorporation and Bylaws of such Seller, each as amended; and (ii) with respect to each of GE, GTE and Delta, the current operative trust documents of such Seller's Parent organized as a tax exempt trust pursuant to Section 501 of the Code, including but not limited to the trust agreement or indenture, each as amended.

      "SENIOR INDEBTEDNESS" shall mean the principal of and premium, if any, and interest on all indebtedness of Purchaser for money borrowed, under (i) Purchaser Parent's Credit Agreement dated as of December 31, 1996, with The Chase Manhattan Bank, as Administrative Agent (the "Chase Credit Agreement"), as such agreement is amended, supplemented or restated from time to time, or under any guaranty thereof by Purchaser, whether such indebtedness is outstanding on the date hereof or hereafter created, incurred, guaranteed or assumed, and (ii) any other indebtedness for money borrowed of Purchaser upon which Purchaser, the QPAM and Sellers shall mutually agree prior to the Closing Date.

      "TERMINATION ELECTION" shall have the meaning given such term in Section 3.3(b).

      SECTION 2.  ROLE OF THE QPAM.

      (a) Pursuant to an Investment Management Agreement, the QPAM has the power to make all decisions concerning the disposition of the Net Profits Interests held by each Seller. In connection therewith, it is hereby acknowledged and agreed that Purchaser has supplied, and shall continue to supply, the QPAM with any information pertaining to the Net Profits Interests or this transaction (subject to applicable confidentiality arrangements and relevant regulations) reasonably requested by the QPAM regarding the Net Profits Interests. In addition, the QPAM shall have the right to consult with Purchaser's technical personnel, environmental consultants and the independent certified public accountants performing services for Purchaser in connection with the Net Profits Interests and the transactions contemplated by this Agreement.

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      (b) Purchaser hereby acknowledges and agrees that the QPAM shall not have any personal liability for the obligations of any Seller or any Seller Parent pursuant to this Agreement or the transaction contemplated hereby.

      SECTION 3. TRANSFER AND CONSIDERATION. For the consideration and in accordance with and subject to the other terms and conditions herein set forth:

      3.1 PURCHASE AND SALE. At Closing, each Seller shall sell all of its right, title and interest in its Net Profits Interests to Purchaser and will assign the same to Purchaser, and Purchaser shall purchase and accept such interests in the Net Profits Interests, in exchange for each Seller's share of the Purchase Price (to be paid as provided in Section 7 below).

      3.2 RIGHT OF INSPECTION. Without limiting any Seller's rights to inspect and copy books and records relating to the Net Profits Interests (which rights shall survive the Closing and continue in effect as to each Seller in connection with any matter arising out of or related to the period prior to Closing), the QPAM, each Seller and each Seller's authorized representatives shall have the right to inspect and verify the calculations provided for in Section 3.3 below, and to receive from Purchaser upon request reasonably detailed recapitulations thereof.

      3.3   NOTIFICATION AND FORM OF PURCHASE PRICE.

      (a) Not less than ten (10) business days prior to the anticipated Closing Date, Purchaser shall notify the QPAM and each Seller as to whether the IPO is expected to occur, the Purchase Price, and the allocation of the Purchase Price, and shall provide to the QPAM and each Seller a reasonably detailed written statement showing the calculations thereof. In the event that the IPO is expected to occur, such notice shall assume that subsection (i) under the definition of Purchase Price shall be $30,000,000, and in the event that the IPO is not expected to occur, such notice shall assume that subsection (i) under the definition of Purchase Price shall be calculated using both $30,000,000 and $25,000,000.

      (b) Within five (5) business days of its receipt of the notice set forth in Section 3.3(a) above, the QPAM (in its sole discretion) shall notify the Purchaser as to whether such Purchase Price shall be paid (i) in cash (either $30,000,000 in the event that the IPO shall occur or $25,000,000 in the event that the IPO shall not occur) (the "CASH ELECTION"), (ii) partially in cash and partially pursuant to a note (subject to the negotiation of the applicable documents described in Section 7.3) (the "NOTE ELECTION"), or (iii) whether any such Seller shall not participate in the Closing (the "TERMINATION ELECTION"); provided that (A) in the event that the IPO shall be expected to occur, the QPAM shall be deemed to have made the Cash Election, and (B) the QPAM may give a Termination Notice only in the event that the IPO is not expected to occur.

      (c) The consideration paid to each Seller at Closing shall be based upon such Purchase Price, subject to any modification as to which the parties agree prior to Closing.

      3.4 CONDUCT OF BUSINESS. Purchaser (a) represents and warrants to each Seller that, since January 1, 1997, the grantor of each Net Profits Interest has acted with respect to such

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Net Profits Interest in the ordinary course consistent with past practice and in accordance with the terms of the Conveyance, the Acquisition Agreements and the Credit Agreements, (b) agrees that such grantor shall continue to conduct itself with respect to each Net Profits Interest in the ordinary course consistent with past practice, and in accordance with the terms of the Conveyances, the Acquisition Agreements and the Credit Agreements, until the earlier to occur of the Closing Date or the termination of this Agreement, including without limitation, the making of Distributions, and (c) agrees that prior to the Closing Date, Purchaser shall not secure any indebtedness with the Net Profits Interests. This Section 3.4 is not intended to alter any of the provisions of the Conveyances, the Acquisition Agreements or the Credit Agreements, or otherwise be applicable to the Net Profits Interests, following a termination of this Agreement prior to Closing.

      SECTION 4. SELLERS' REPRESENTATIONS AND WARRANTIES. To induce Purchaser to enter into this Agreement and perform its obligations hereunder, each Seller severally, but not jointly, makes the following representations and warranties to Purchaser; provided, however, that each Seller makes the following representations and warranties with respect to itself and its Net Profits Interests only, and no Seller has any duties or obligations with respect to the representations or warranties of any other Seller; and provided further, that Sellers acknowledge and agree that Purchaser is entitled to rely and has relied upon each:

      4.1 ORGANIZATION AND POWER. Each Seller is duly incorporated, validly existing and in good standing as a non-profit corporation under the laws of the State of Texas and has full corporate power and authority to enter into and perform its obligations under this Agreement.

      4.2 AUTHORITY AND BINDING EFFECT. The execution and delivery of this Agreement and such instruments referred to in Section 7.2 and the performance by Seller of its obligations hereunder and thereunder have been duly authorized by all necessary corporate and trust action. This Agreement has been and upon execution and delivery, each instrument referred to in Section 7.2 will be, duly and validly executed and delivered by Seller. This Agreement constitutes and upon execution and delivery, each instrument referred to in Section 7.2 will constitute, legal, valid and binding agreements of Seller, enforceable against Seller in accordance with its terms, subject to (i) limitations under applicable law on rights to indemnification, (ii) the effects of any applicable bankruptcy, reorganization, moratorium or similar laws, and (iii) general principles of equity.

      4.3 NO VIOLATION. The execution and delivery of, and the performance by each Seller of such Seller's obligations under this Agreement and each instrument referred to in Section 7.2 do not and will not contravene, or constitute a default under, (i) any provisions of Seller's Organizational Documents, (ii) agreement, note, mortgage, indenture, lease, franchise, license or other instrument to which any Seller is a party or by which it is bound, or
(iii) judgment, injunction, order, decree or other instrument binding upon any Seller or its assets.

      4.4 NO LITIGATION. To Seller's knowledge, without investigation, and subject to Section 6.1.2, there is no action, suit or proceeding, pending or threatened in writing, against or affecting Seller in any court or before any arbitrator or before any governmental body or agency which challenges the validity or enforceability of this Agreement.

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      4.5 NO BROKER. Each Seller warrants and represents to Purchaser that
Seller has not retained any broker, finder or other person entitled to a commission or other compensation in connection with this transaction other than Petrie Parkman & Co., for whose costs and expenses Sellers shall be liable in accordance with their Allocable Share. Any commissions or other compensation payable to any underwriter in connection with the IPO shall be payable only by Purchaser.

      4.6 TITLE MATTERS. Except for transactions in which Tenneco Gas Production Corporation was also a party, such Seller has not heretofore (i) executed any release or partial release of any Net Profits Interest or (ii) sold any participation or other interest in any Net Profits Interest. Each Seller's interest in the Net Profits Interests are free and clear of all liens, charges, security interests, claims, rights of offset or encumbrances of any kind granted by such Seller (collectively, "ENCUMBRANCES"), other than those Encumbrances granted in favor of the grantor of each Conveyance.

      THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLERS CONTAINED IN THIS
SECTION 4 ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH SELLER EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE PROPERTIES SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO TITLE TO THE NET PROFITS INTERESTS, AND, EXCEPT AS PROVIDED OTHERWISE IN THE FIRST SENTENCE OF THIS PARAGRAPH, WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. PURCHASER SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE NET PROFITS INTERESTS, AND THE PROPERTIES COVERED THEREBY, FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS AND OTHER MAN MADE FIBERS, OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM"). PURCHASER IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE PROPERTIES, AND PURCHASER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, NO SELLER MAKES ANY WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO PURCHASER IN CONNECTION WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE PROPERTIES OR THE ABILITY

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OR POTENTIAL OF THE PROPERTIES TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL
CONDITION OF THE PROPERTIES OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO PURCHASER BY THE QPAM OR ANY SELLER OR BY ANY OF THE QPAM'S OR SELLERS' AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED BY THE QPAM OR ANY SELLER OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO PURCHASER ARE PROVIDED PURCHASER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST ANY SELLER OR THE QPAM AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT PURCHASER'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

      SECTION 5. PURCHASER'S AND PURCHASER PARENT'S REPRESENTATIONS AND WARRANTIES. To induce Sellers to enter into this Agreement and to sell or transfer their right, title and interest in their respective Net Profits Interests to Purchaser, Purchaser and Purchaser Parent hereby jointly and severally make the following representations and warranties, upon each of which Purchaser acknowledges and agrees that the QPAM and Sellers are entitled to rely and have relied:

      5.1 ORGANIZATION AND POWER. Each of Purchaser and Purchaser Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to enter into and perform its obligations under this Agreement.

      5.2 AUTHORITY AND BINDING EFFECT. The execution and delivery of this Agreement and such instruments referred to in Section 7.3 and the performance by Purchaser and Purchaser Parent of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate action. This Agreement constitutes and upon execution and deliver, each instrument referred to in Section 7.3 will constitute, the legal, valid and binding agreement of Purchaser and/or Purchaser Parent, enforceable against Purchaser and/or Purchaser Parent in accordance with its terms, subject to (i) limitations under applicable law on rights to indemnification, (ii) the effects of any applicable bankruptcy, reorganization, moratorium or similar laws and (iii) general principles of equity.

      5.3 NO VIOLATION. The execution and delivery of this Agreement by Purchaser and Purchaser Parent and the performance by Purchaser and Purchaser Parent of its respective obligations under this Agreement and each instrument referred to in Section 7.3 do not and will not (a) contravene, or constitute a default under, any (i) provisions of its Certificate of Incorporation or Bylaws,
(ii) applicable law or regulation, (iii) agreement, note, mortgage, indenture, lease, franchise, license or other instrument to which Purchaser or Purchaser Parent is a party or by which it is bound, or (iv) judgment, injunction, order, decree or other instrument binding upon Purchaser or Purchaser Parent or its assets, or (b) result in the creation of any lien or other encumbrance on any asset of Purchaser or Purchaser Parent.

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      5.4 NO LITIGATION. There is no action, suit or proceeding, pending or, to the knowledge of Purchaser or Purchaser Parent, threatened in writing, against or affecting Purchaser or Purchaser Parent in any court or before any arbitrator or before any governmental body or agency which in any manner raises any question affecting the validity or enforceability of this Agreement or any other agreement or instrument to which Purchaser or Purchaser Parent is a party or by which it is bound and that is to be used in connection with, or is contemplated by, this Agreement.

      5.5 NO BROKER. Each of Purchaser and Purchaser Parent warrants and represents to each Seller that neither Purchaser nor Purchaser Parent has retained any broker, finder or other person entitled to a commission or other compensation in connection with this transaction. Any commissions or other compensation payable to any underwriter in connection with the IPO shall be payable only by Purchaser or Purchaser Parent.

      5.6 SECURITIES LAWS. Purchaser understands that the sale of the Net Profits Interests has not been registered under the Securities Act, or any state securities laws. Purchaser will not sell, transfer or otherwise dispose of such Net Profits Interests, directly or indirectly, without an effective registration under the Securities Act and such state securities laws or a valid exemption therefrom.

      5.7. KNOWLEDGEABLE PURCHASER, NO DISTRIBUTION. Purchaser is a knowledgeable purchaser, owner and operator of oil and gas properties, has the ability to evaluate (and in fact has evaluated) the Net Profits Interests for purchase, and is acquiring the Net Profits Interests for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933 as amended (and the rules and regulations pertaining thereto) or in violation of any other applicable securities laws, rules or regulations.

      5.8. PURCHASER PARENT'S FINANCIAL STATEMENTS. Purchaser has delivered to the QPAM and Sellers the audited annual consolidated financial statements of Purchaser Parent dated as of December 31, 1996, and pro forma financial statements, dated as of December 31, 1996 (which pro forma financial statements were prepared based on such audited financial statements, but assuming the closing of the transaction contemplated hereby in the absence of the occurrence of the IPO and assuming a Purchase Price of $30,000,000). These financial statements fairly present Purchaser Parent's financial position at the respective dates thereof and the results of Purchaser Parent's operations and cash flows for the respective periods thereof; provided, however, that in the case of such pro forma financial statements, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transaction referred to therein. Since the date of such audited annual consolidated financial statements no material adverse change has occurred to Purchaser Parent's financial condition, assets, liabilities, or properties. Purchaser Parent has no outstanding indebtedness or obligation of any kind (including contingent obligations, tax assessments, obligations in connection with any health, retirement or pension plans, or any unusual forward or long-term commitments) which is material and is not disclosed in the foregoing financial statements. There is no fact known to Purchaser Parent that has not been disclosed to Sellers in writing which would materially and adversely affect Purchaser's or Purchaser Parent's financial condition, or Purchaser's or Purchaser Parent's ability to timely perform hereunder or under any instruments executed in connection herewith (including,

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without limitation, any note which may be issued in payment of a portion of the
Purchase Price).

      5.9 PURCHASER'S RESERVE REPORT; OTHER DISCLOSURES. A true and complete copy of the Reserve Report has been delivered to the QPAM and each Seller. All historical information contained in the Reserve Report or otherwise furnished by Purchaser to the QPAM and Sellers in connection with the properties covered thereby (or furnished to the parties preparing such Reserve Report in connection with such parties' preparation of such report) is accurate and complete in all material respects. No statement made by Purchaser (whether contained in any document, certificate or other writing or other materials furnished by or on behalf of Purchaser, or otherwise made) in connection herewith, or in connection with the transaction contemplated hereby, or in connection with the Net Profits Interests or the properties covered thereby, contains any untrue statement of a material fact or omits to state any material fact necessary to make such statements, in light of the circumstances under which they are made, not misleading. Purchaser has actual knowledge of no matter which has not been disclosed on Schedule 5.9, in the Registration Statement or as otherwise disclosed to the QPAM and Sellers which materially alters, or so far as Purchaser can now reasonably foresee would materially alter, the value of the Net Profits Interests or which materially and adversely affects, or so far as Purchaser can reasonably foresee would materially and adversely affect, the consummation of the transactions contemplated hereby. Purchaser has made available to the QPAM and Sellers all agreements, documents and other writings material to the Net Profits Interests and the properties covered thereby.

      SECTION 6.  CONDITIONS PRECEDENT.

      6.1 PURCHASER'S CONDITIONS. Purchaser's obligations hereunder, including Purchaser's obligation to close the transaction contemplated hereby and to pay the Purchase Price to Sellers, are subject to the satisfaction of the following conditions precedent and the compliance by Sellers with the following covenants:

            6.1.1 ASSIGNMENTS. Simultaneously with Purchaser's delivery to each Seller of the Purchase Price to which each Seller is entitled under
      Section 3.1, each Seller shall have delivered to Purchaser, on or before the Closing, its Assignments, pursuant to the provisions of Section 7.2.

            6.1.2  REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT.

            (a) As to each Seller, its representations and warranties made in this Agreement are true and correct in all material respects as of the date of the Closing as if then made.

            (b) Notwithstanding any provision to the contrary contained herein, Seller shall not have any liability whatsoever and shall not be deemed to be in breach of this Agreement, and Purchaser shall not have any remedy at law or in equity or any right to damages, indemnification or any other entitlement to reimbursement of any kind with respect thereto, as a result of any of Seller's representations and warranties contained in Section 4.4 being or becoming untrue subsequent to the date of this

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      Agreement. However, if Purchaser determines that, as a result thereof, it would be impractical or inadvisable for Purchaser to proceed with the transactions contemplated by this Agreement, Purchaser shall have the sole and exclusive right and remedy not to consummate the transactions contemplated herein due to the failure of a condition precedent to be satisfied, but Purchaser shall have no other rights or remedies of any kind. The parties recognize, however, that Purchaser may, in its sole discretion, waive the satisfaction of any such condition precedent, but shall have no obligation to do so.

            6.1.3 ELECTION TO PROCEED. In the event that the IPO shall not have occurred, the QPAM shall have provided a Cash Election, a Note Election or a Termination Election with respect to each Seller.

      6.2 SELLERS' CONDITIONS. The respective obligations of Sellers hereunder, including each Seller's obligation to sell and assign its right, title and interest in its Net Profits Interests as contemplated hereby, are subject to the satisfaction of the following conditions precedent and the compliance by Purchaser with the following covenants:

            6.2.1 NOTIFICATION AND FORM OF PURCHASE PRICE. Not less than ten
      (10) business days prior to the anticipated Closing Date, the QPAM and each Seller shall have received a written notification of the Purchase Price payable at Closing as provided in Section 3.3(a).

            6.2.2 ELECTION TO PROCEED. In the event that the IPO shall not have occurred prior to the Closing, the QPAM shall have notified Purchaser in writing that Sellers shall proceed with a sale of the Net Profits Interests pursuant to a Cash Election or a Note Election.

            6.2.3 RECEIPT OF PURCHASE CONSIDERATION. Simultaneously with each Seller's delivery to Purchaser of its Assignments pursuant to the provisions of Section 7, each Seller shall have received the Purchase Price to which each Seller is entitled under Section 3.1 hereof (whether such payment to be in the form of cash, or in the form of cash and a note, all as provided in Section 7), and in the case that such Purchase Price is paid in part through the issuance of one or more notes by Purchaser, each Seller shall have received its Security Documents.

            6.2.4 REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. Purchaser shall deliver to each Seller at Closing a certificate signed by an authorized party stating that their representations and warranties made in this Agreement are true and correct as of the date of the Closing as if then made and that Purchaser has performed all of its covenants and other obligations under this Agreement.

            6.2.5 RECEIPT OF LEGAL OPINION. The QPAM and each Seller shall have been furnished with a legal opinion of Weil, Gotshal & Manges LLP, counsel for Purchaser, covering the matters set forth in Section 5.1 through 5.4 and, to the extent applicable, Section 7.3(c), in such form as the QPAM, Sellers and Purchaser shall agree.

            6.2.6 UPDATED FINANCIAL STATEMENTS, NO CHANGE IN FINANCIAL POSITION. If any portion of the Purchase Price is to be paid by the issuance of one or more notes, then (i) the QPAM and Sellers shall have received unaudited financial statements of Purchaser dated as of the end of the calendar month which precedes closing by at least 15 days, and shall have received a pro forma financial statement (based on such unaudited statements, and utilizing the same assumptions set forth in Section 5.9 above) as of the same such date, and (ii) at the time of Closing, there shall have been no material adverse changes in Purchaser's financial position since the date hereof, including, without limitation, the financial statements referenced in the preceding subclause (i) shall not reflect any adverse changes from the corresponding financial statements furnished pursuant to Section 5.9, or from the audited financial statements furnished pursuant to Section 5.9.

      6.3 WAIVER. (a) Purchaser may waive all or part of any or all of the conditions set forth in Section 6.1, (b) the QPAM, on behalf of each Seller, may waive all or part of any or all of the conditions set forth in Section 6.2, in each case in the sole discretion of the waiving party and only by a writing signed by the waiving party and delivered by the waiving party to each other party hereto.

      SECTION 7.  CLOSING.

      7.1 CLOSING DATE AND TIME. Closing shall occur (i) in the event that the IPO shall occur, at 10:00 a.m. Central Time, on the second business day following the date that Purchaser or Purchaser Parent receives proceeds of the IPO, or (ii) in the event that the IPO shall not have occurred by July 31, 1997, the IPO shall have otherwise been abandoned by Purchaser, or the underwriters of the IPO have otherwise determined not to proceed with an IPO or that it is otherwise impracticable to consummate the IPO prior to July 31, 1997, then the earlier to occur of (a) fifteen days following the abandonment of the IPO or underwriters' determination not to proceed, or (b) July 31, 1997; unless, (A) in the case of (i) or (ii) above, said date has been shortened or extended by written agreement executed by Purchaser, the QPAM and each of Sellers or (B) in the case of (i) or (ii) above, said date has been extended pursuant to written notice executed by the QPAM and delivered to Purchaser, provided that such extension shall not be for a period in excess of 60 days. The Closing will occur at the offices of Purchaser, or such other place as Purchaser and Sellers may mutually agree. Notwithstanding the foregoing, however, in the event that the IPO shall not have occurred prior to July 31, 1997, the QPAM, on behalf of any Seller, shall have the sole and absolute discretion to terminate this Agreement with respect to such Seller, and such Seller and Purchaser (with respect to such Seller) shall have no further obligations pursuant to this Agreement except as set forth in Section 13.7 hereof.

      7.2 DELIVERIES BY SELLERS. At the Closing, each Seller shall deliver to Purchaser the following instruments (referred to herein as the "ASSIGNMENTS"):

            (a) an assignment of all of its right, title and interest in its Conveyed NPIs, in the form attached hereto as EXHIBIT A (with EXHIBIT B hereto attached thereto as Annex I), fully executed and acknowledged;

            (b) an assignment of all of its right, title and interest in its Conversion NPI, in the form attached hereto as EXHIBIT A-1, fully executed and acknowledged; and

            (c) Releases (below defined), fully executed and acknowledged by its Seller Parent.

It is recognized that, although the loans under the respective Credit Agreements were, pursuant to such agreements, converted to the Conversion NPIs, respectively, there remain of record certain liens and security interests securing such loans and each Seller has agreed to obtain from its Seller Parent (in form satisfactory to each of the QPAM, such Seller, such Seller Parent and Purchaser), releases (the "RELEASES") of such liens and security interests.

      7.3 DELIVERIES BY PURCHASER. At the Closing, Purchaser will deliver each Seller's Allocable Share of the Purchase Price to such Seller by wire transfer to such Seller of immediately available funds (to the account specified by such Seller at least three days prior to Closing); provided that, if the IPO has not occurred and the QPAM has elected that the Purchase Price shall be paid pursuant to a Note Election, then the Purchase Price shall be paid as follows:

                  (i) by wire transfer to each Seller of such Seller's Allocable
            Share of $15,000,000, in immediately available funds (to the account specified by such Seller at least five days prior to Closing); and

                  (ii) a note in form satisfactory to the QPAM, Sellers,
            Purchaser and the holder of Purchaser's Senior Indebtedness for the remainder of such Seller's share of the Purchase Price, which note shall provide for interest at the rate of no less than 10% per annum for the first 18 months and no less than 12% per annum for the next 18 months, shall be payable not later than three years after the Closing Date and shall be subordinated in right of payment to the Senior Indebtedness.

If payment of the Purchase Price is made in part by note, then Purchaser shall also, at Closing, execute and deliver to each Seller the following (the documents which are so to be executed and delivered to each Seller being herein called the "SECURITY DOCUMENTS"):

            (a) a Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement in form acceptable to the QPAM and such Seller (but to be substantially in the form provided for in the Credit Agreements with such Seller's Seller Parent), covering an undivided interest (equal to such Seller's Allocable Share) in all of Purchaser's oil and gas properties and related assets (including, without limitation, all properties, rights and interests which are covered by security documents executed pursuant to the Credit Agreements, or which, pursuant to the Credit Agreements, should have been covered by security documents, and all other right, title and interest of Purchaser in lands covered by such properties, rights and interests); provided that such instrument shall reflect it is subordinate to liens in favor of the holders of Senior Indebtedness, such subordination terms to be in form satisfactory to the QPAM, Sellers, Purchaser and the holders of Purchaser's Senior Indebtedness; and

            (b) Financing Statements as the QPAM and such Seller may reasonably require in connection with such Deed Trust, Mortgage, Assignment, Security Agreement and Financing Statement; and

            (c) Opinions, in form acceptable to the QPAM and such Seller, from counsel acceptable to Seller and licensed to practice in such states, confirming the validity and enforceability of the foregoing instruments under the laws of the states where properties covered thereby are located, subject to customary exceptions.

      SECTION 8. LIABILITY OF PURCHASER; ASSUMPTION OF OBLIGATIONS; INDEMNIFICATION OF SELLERS.

      (A) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, ANY ACQUISITION AGREEMENT, CREDIT AGREEMENT OR CONVEYANCE, NO SELLER NOR ITS PARENT NOR ANY OTHER AFFILIATES SHALL EVER PERSONALLY BE RESPONSIBLE FOR PAYMENT OF ANY PART OF THE COSTS, EXPENSES OR LIABILITIES INCURRED IN CONNECTION WITH THE NET PROFITS INTERESTS OR THE PROPERTIES FROM WHICH THE NET PROFITS INTERESTS WERE CARVED. PURCHASER AGREES TO INDEMNIFY AND HOLD EACH SELLER AND ITS PARENT AND ITS AFFILIATES, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, TRUSTEES, PARTICIPANTS, BENEFICIARIES, EMPLOYEES, REPRESENTATIVES, FIDUCIARIES, AGENTS AND AFFILIATES (AN "INDEMNIFIED PARTY"), HARMLESS FROM AND AGAINST ALL SUCH COSTS, EXPENSES AND LIABILITIES (WITH SUCH INDEMNITY TO ALSO COVER ALL COSTS AND EXPENSES OF SUCH INDEMNIFIED PARTY, INCLUDING REASONABLE LEGAL FEES AND EXPENSES, WHICH ARE INCURRED INCIDENT TO THE MATTERS INDEMNIFIED AGAINST). EXPRESSLY, BUT WITHOUT LIMITATION OF THE GENERALITY OF THE FOREGOING, PURCHASER HEREBY AGREES TO INDEMNIFY AND HOLD EACH INDEMNIFIED PARTY HARMLESS FROM AND AGAINST ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, COSTS AND EXPENSES (THE "INDEMNIFIED OBLIGATIONS") RELATING TO THE NET PROFITS INTERESTS OR THE PROPERTIES FROM WHICH THE NET PROFITS INTERESTS WERE CARVED (WHETHER KNOWN OR UNKNOWN, LATENT OR PATENT) ON, BEFORE OR AFTER THE DATE HEREOF (INCLUDING WITHOUT LIMITATION ANY OF THE SAME ARISING UNDER ANY APPLICABLE LAWS, RULES, REGULATIONS OR ORDERS PERTAINING TO HEALTH OR THE ENVIRONMENT (HEREIN CALLED THE "APPLICABLE ENVIRONMENTAL LAWS"), WHETHER ADMINISTRATIVE, LOCAL, STATE OR FEDERAL AND WHETHER NOW IN EXISTENCE OR HEREINAFTER ENACTED, INCLUDING WITHOUT LIMITATION THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980 (AS AMENDED BY THE SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986 OR OTHERWISE), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976 (AS AMENDED BY THE USED OIL RECYCLING ACT OF 1980, THE SOLID WASTE DISPOSAL ACT AMENDMENTS OF 1980 AND THE SOLID WASTE AMENDMENTS OF 1984 OR OTHERWISE)). THE INDEMNITIES AND HOLD

HARMLESS PROVISIONS CONTAINED IN THIS SECTION 8 SHALL APPLY WHETHER OR NOT THE INDEMNIFIED PARTY WAS WHOLLY OR PARTIALLY NEGLIGENT (OTHER THAN GROSSLY NEGLIGENT), AND REGARDLESS OF WHETHER ANY SUCH INDEMNIFIED OBLIGATIONS AROSE PRIOR TO, ON OR AFTER THIS AGREEMENT OR THE CLOSING.

      (b) At Closing, Purchaser will accept the assignment of each Seller's right, title and interest in its Net Profits Interests. At Closing, neither Sellers nor Sellers' Parents shall have any additional obligations and liabilities with respect to the Acquisition Agreements, the Credit Agreements, the Conveyances or the Net Profits Interests, and the Credit Agreements and Acquisition Agreements shall terminate in all respects except for any provisions in such agreements that survive such termination by the express provisions of such agreements. Except as provided in the preceding sentence, Purchaser hereby releases each Seller and each Seller Parent, and each Seller hereby releases Purchaser and Purchaser Parent, from any further obligations, liabilities or duties from and after the Closing under the Acquisition Agreements, Credit Agreements, the Conveyances or applicable law; provided, however, that Purchaser and Purchaser Parent shall continue to have liability to each Seller (and its related parties) for the indemnification obligations contained in Section 4.1 of each Conveyance.

      (c) Each Seller shall promptly notify Purchaser of any claim or action of a third party against such Seller with respect to an Indemnified Obligation for which such Seller may seek indemnification. Upon receipt of such notice, Purchaser shall have the right, at its expense, to participate in and assume the defense of such claim or action. If Purchaser does assume the defense of such claim or action, such Seller shall cooperate fully with Purchaser in the defense of such claim or action, and such Seller may at its election continue to participate in the defense and may retain its own counsel at such Seller's expense. No Seller shall settle or compromise any claim or action against it for which an indemnity claim is made or is expected to be made under this Section without the consent of Purchaser, which consent shall not unreasonably be delayed or withheld.

      SECTION 9.  WAIVER; INDEMNIFICATION; SURVIVAL.

      9.1 INDEMNIFICATION BY SELLERS. The representations and warranties of each Seller shall survive the Closing of the transaction contemplated hereby and delivery of the Assignments and any other document or instrument executed and delivered in connection herewith for a period of three months, and shall not merge into any such Assignment or other instrument or document, and shall so survive without regard to any investigation conducted by or on behalf of Purchaser. Each Seller, severally and not jointly, does hereby indemnify and hold Purchaser and Purchaser Parent (and their affiliates and the respective directors, officers, employees, representatives and agents of Purchaser, Purchaser Parent or such affiliates) harmless from and against any and all claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees and costs) that may at any time be incurred by such parties, whether before or after Closing, as a result of any breach by any Seller of any of such Seller's representations, warranties, covenants or obligations set forth herein or in any other document delivered by any Seller pursuant hereto. Each Seller, severally and not jointly, does hereby indemnify and hold Purchaser harmless from and against any out-of-pocket costs and expenses (including reasonable attorneys' fees and costs) that may be incurred by Purchaser as a result of any breach by such Seller of any of such Seller's representations, warranties, covenants or obligations set forth herein prior to the Closing. Notwithstanding any other provision to the contrary contained in this Agreement or in any agreement contemplated by this Agreement, Sellers shall not have any obligation to make any such indemnification payments which, in the aggregate, exceed Purchaser's out-of-pocket costs and expenses (including reasonable attorneys' fees and costs). Notwithstanding the foregoing, unless Purchaser shall have filed suit against a Seller alleging a breach or alleged breach of said Seller's warranties, representations, covenants, or obligations and seeking indemnification pursuant to the preceding sentence within three (3) months following the Closing, Purchaser will have no right thereafter to make, file or prosecute any claims against such Seller arising out of the breach or alleged breach thereof.

      9.2 INDEMNIFICATION BY PURCHASER. Each representation and warranty of Purchaser herein shall survive the Closing of the transaction contemplated hereby and delivery of the Assignments and any other document or instrument executed and delivered in connection herewith, and shall not merge into any such Assignment or other instrument or document, and shall so survive without regard to any investigation conducted by or on behalf of Sellers. Purchaser does hereby indemnify and hold Sellers and the Seller Parents (and their affiliates, and the respective directors, officers, trustees, participants, beneficiaries, employees, representatives, fiduciaries, agents and affiliates of Sellers, Sellers Parents or such affiliates) harmless from and against any claims, costs, penalties, damages, losses, liabilities and expenses (including reasonable attorneys' fees and costs) that may at any time be incurred by such parties, whether before or after Closing, as a result of any breach by Purchaser of any of Purchaser's representations, warranties, covenants or obligations set forth herein or in any other document delivered by Purchaser pursuant hereto.

      SECTION 10.  DEFAULT.

      10.1 DEFAULT BY SELLERS. In the event that any Seller shall default in its obligation to deliver its right, title and interest in its Net Profits Interests to Purchaser in accordance with the terms of this Agreement (a "DEFAULTING SELLER"), Purchaser shall, in addition to a claim for indemnification against such Defaulting Seller pursuant to Section 9.1 of this Agreement, have the right to bring an action for specific performance, it being acknowledged that each Net Profits Interest which is the subject matter of this Agreement, is unique in nature and that an action for damages may not provide an adequate remedy to Purchaser in the event of such default.

      10.2 DEFAULT BY PURCHASER. In the event of default by Purchaser, Sellers shall, in addition to a claim for indemnification against Purchaser pursuant to
Section 9.2 of this Agreement, have such remedies as against Purchaser as shall be available at law or in equity, including the right to bring an action for specific performance.

      10.3 PAYMENT OF COSTS. In the event of any dispute between the parties arising out of or in any way connected with this Agreement, resulting in any litigation, then the prevailing party in such litigation shall be entitled to recover its costs of prosecuting and/or defending such action, including, without limitation, reasonable attorneys' fees and costs at trial and all appellate levels. The provisions of this Section shall survive the Closing of the transaction contemplated hereby.

      SECTION 11. CONSENTS. Upon the Closing, Purchaser consents to the transfer of interests in the Net Profits Interests by each Seller pursuant to Section 6.2 of each Conveyance and agrees that all of the conditions and requirements under the Conveyance with respect to the transfer of each Seller's Net Profits Interests have been satisfied.

      SECTION 12.  REGISTRATION STATEMENT.

      (a) Purchaser or Purchaser Parent shall provide copies of the Registration Statement, as filed or as amended from time to time, to the QPAM and Sellers.

      (b) Except as set forth in the next succeeding sentence, no Seller's name nor any Seller Parent's name nor any derivative thereof shall be disclosed, referred to or otherwise used in any prospectuses, press releases or other agreements or material prepared in connection with the IPO. Notwithstanding the immediately preceding sentence, Purchaser Parent may disclose the name of each Seller or Seller's Parent in the Registration Statement in the event that (i) such disclosure is required by law, (ii) as deemed necessary by counsel to Purchaser Parent in connection with obtaining a declaration from the Securities Exchange Commission as to the effectiveness of the Registration Statement (in which case Purchaser Parent shall provide prior notice as to the specific disclosure of the name of Seller or Seller's Parent in the Registration Statement), or (iii) such party has given its prior written consent, which may be withheld in such party's sole discretion; provided, however, that no Seller (and no Seller Parent) shall have any liability or obligation whatsoever with respect to any such disclosure or any information therein in the event of any such disclosure.

      SECTION 13.  MISCELLANEOUS.

      13.1 COMPLETENESS; MODIFICATION; WAIVER. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior discussions, understandings, agreements and negotiations between the parties hereto. This Agreement may be modified only by a written instrument duly executed by the parties hereto. No term or condition of this Agreement shall be deemed waived in whole or in part, except by an instrument in writing signed by an authorized representative of each party which references specifically the term or condition to be waived and which states explicitly that the term or condition is waived. No waiver of any term or condition hereof by any party hereto shall be deemed or construed to be
(a) a waiver by such party of any other term or condition hereof or (b) a waiver of such term or condition for any party, any period or any purpose other than as expressly set forth in the written instrument.

      13.2 NO ASSIGNMENTS. Neither Purchaser nor any Seller may assign this Agreement or their rights hereunder; provided that it is expressly understood and agreed that such restriction on assignment does not apply to any note issued hereunder to a Seller or to any Security Documents or to any merger of Purchaser with and into Purchaser Parent or any wholly owned subsidiary thereof or any transfer of assets of Purchaser to Purchaser Parent or any such subsidiary; provided, no such merger or transfer will relieve Purchaser Parent from any liability under its guarantee of Purchaser's obligations hereunder. Any assignment or attempted assignment that does not comply with all of the terms and conditions hereof shall be null and void.

      13.3 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      13.4 GOVERNING LAW. Without regard to principles of conflicts of law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas applicable to contracts made and to be performed entirely within such state and the laws of the United States of America, except that, to the extent that the law of a state in which a portion of the properties covered by the Net Profits Interest are located (or which is otherwise applicable to a portion of such properties) necessarily governs, the law of such state shall apply as to that portion of such properties located in (or otherwise subject to the laws of) such state.

      13.5 COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature on behalf of all parties hereto appear on each counterpart hereof; provided, however, that signature pages from separate counterparts may be assembled into one or more counterparts containing all signatures. All counterparts hereof shall collectively constitute a single agreement.

      13.6 SEVERABILITY. If any term, covenant or condition of this Agreement, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to other persons or circumstances, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      13.7 COSTS. Regardless of whether Closing occurs hereunder, Purchaser shall be responsible for all of its own costs and for the first $100,000 of the costs incurred by Sellers in connection with this Agreement and the transactions contemplated hereby, including without limitation fees of attorneys and accountants; provided that all of the fees and expenses of Petrie Parkman & Co. shall be born by Sellers in accordance with their engagement letter with Petrie Parkman & Co. and the other costs of Sellers in excess of $100,000 shall be born by Sellers in accordance with their respective Allocable Shares.
Sellers shall not bear any costs of the IPO.

      13.8 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses and with such copies as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when actually delivered to the intended recipient.

            If to Purchaser:

            Domain Energy Corporation
            P.O. Box 2511
            Houston, Texas 75252-2511
            Attention:  Michael V. Ronca

            for personal deliveries:

            1100 Louisiana, Suite 1500
            Houston, Texas 77002

            With a copy to:

            James L. Rice III
            Weil, Gotshal & Manges LLP
            700 Louisiana, Suite 1600
            Houston, Texas 77002

            If to the QPAM:

            NationsBank of Texas, N.A.
            P.O. Box 830308
            Dallas, Texas  75283-0308
            Attention:  Trust Oil and Gas

            With a copy to:

            GEAPPL Corp.
            3003 Summer Street, 7th Floor
            Stamford, Connecticut 06904
            Attention:  Christopher W. Smith and Michael M. Pastore

            GTPT Corporation
            One Stamford Forum
            Stamford, Connecticut 06904
            Attention:  Carol W. Tusch and Judith L. Harris

            Zeta MT Holding, Inc.
            1007 Virginia Avenue, Suite 208
            Atlanta, Georgia 30354
            Attention:  Linda S. Sutton

            Zeta MT Holding, Inc.
            1030 Delta Boulevard
            Administration Center, Department 987
            Legal Department
            Atlanta, Georgia 30320
            Attention:  Deborah D. Brown

            Jeffrey A. Zlotky
            Thompson & Knight, P.C.
            1700 Pacific Avenue, Suite 3300
            Dallas, Texas 75201

or to such other address as the intended recipient may have specified in a notice to the other party. Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other party in a manner described in this paragraph.

      13.9 INCORPORATION BY REFERENCE. All of the exhibits attached hereto are by this reference incorporated herein and made a part hereof.

      13.10 FURTHER ASSURANCES. Each Seller and Purchaser covenant and agree further to sign, execute and deliver, or cause to be signed, executed and delivered, and to do or make, or cause to be done or made, upon the written request of the other party, and any and all customary in transactions of the type contemplated by this Agreement and reasonably required by either party hereto for the purpose of or in connection with consummating the purchase and sale of the Net Profits Interests or, if the Purchase Price is paid in part by issuance of one or more notes, in connection with the execution and delivery of the Security Documents and/or the creation or perfection of the liens and security interests contemplated thereby.

      13.11 NO PARTNERSHIP OR THIRD PARTY BENEFICIARY. This Agreement does not and shall not be construed to create a partnership, joint venture or any other relationship between the parties hereto. No person or party is intended to be or shall be construed to be a third party beneficiary of this agreement or any provision hereof.

      13.12 TIME OF ESSENCE. Time is of the essence with respect to every provision hereof.

      13.13 HEADINGS. Headings are included herein for convenience of reference only, and shall in no way be construed to define, alter, or modify any of the provisions hereof.

      IN WITNESS WHEREOF, Purchaser, the QPAM and each Seller have executed this Agreement as of the date set forth above.


                                    PURCHASER:


                                    DOMAIN ENERGY PRODUCTION
                                    CORPORATION



                                    By:/S/MICHAEL V. RONCA

                                         Name:Michael V. Ronca

                                         Title:President


                                    QPAM:

                                    NATIONSBANK OF TEXAS, N.A., in its
                                    capacity acting as a qualified professional asset manager


                                    By:/s/ROBERT D. MAXWELL

                                         Name:Robert D. Maxwell

                                         Title:Vice President


                                    SELLERS:

                                    GEAPPL CORP.


                                    By:/s/CHRISTOPHER W. SMITH

                                         Name:Christopher W. Smith

                                         Title:President

                                    GTPT CORPORATION


                                    By:/s/JOHN B. CARROLL

                                         Name:John B. Carroll

                                         Title:President


                                    ZETA MT HOLDING, INC.


                                    By:/s/JAMES B. TAYLOR

                                         Name:James B. Taylor

                                         Title:President


      As a material inducement to Sellers to enter into this Agreement, Domain Energy Corporation, a Delaware corporation, (i) joins in the execution of this Agreement for the purpose of making the representations and warranties set forth in Section 5 and (ii) hereby unconditionally guarantees to and for the benefit of Sellers and each Seller Parent, and their respective successors and assigns, the full and complete payment and performance by Purchaser of each and every representation, warranty, covenant, indemnity, agreement and/or other obligation of Purchaser under this Agreement, including without limitation, any promissory note delivered to Sellers pursuant to this Agreement, it being understood and agreed that no assignment by Purchaser of any of its rights under this Agreement or any of the Net Profit Interests to be acquired hereunder shall act as a release or novation of Domain Energy Corporation from any duty, obligation or liability as guarantor hereunder.

                            DOMAIN ENERGY CORPORATION



                           By: /s/MICHAEL V. RONCA
                                Michael V. Ronca
                                Chief Executive Officer

                                                                     EXHIBIT A

                              FORM OF ASSIGNMENT

                              (for Conveyed NPIs)

                      [Subject to completion at Closing]


      WHEREAS, reference is made to those certain Conveyances of Net Profits Overriding Royalty Interest described on Annex I hereto (collectively, the "CONVEYANCES"), wherein certain Net Profits Overriding Royalty Interests (the "NET PROFITS INTERESTS") were conveyed;

      NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ___________________________, a ___________________ non-profit corporation (the "ASSIGNOR"), hereby assigns, transfers, conveys and sets over to Domain Energy Production Corporation, a Delaware corporation whose address is 1100 Louisiana, Suite 1500, Houston, Texas 77002 (the "ASSIGNEE"), all of Assignor's right, title and interest in and to the Net Profits Interests.

      THIS CONVEYANCE IS MADE WITHOUT WARRANTIES OR REPRESENTATIONS (INCLUDING, WITHOUT LIMITATION, WITHOUT REPRESENTATION OR WARRANTY OF TITLE), EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND ASSIGNOR EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES.

      This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      This Assignment is being executed in several counterparts, all of which are identical, except that, to facilitate recordation in certain jurisdictions, there may be attached to certain counterparts hereof those portions of certain of the Exhibits to the Conveyances which contain descriptions of properties located in the recording jurisdiction in which the particular counterpart is to be recorded. All of such counterparts together shall constitute one and the same instrument.

      This Assignment shall merge Assignor's title to the Net Profits Interests herein conveyed to Assignee with and into Assignee's title to the leasehold interests burdened thereby.

      IN WITNESS WHEREOF, this Assignment is duly executed and delivered this _____ day of _____________________, 1997, effective as of January 1, 1997 at
7:00 A.M. Central Time.


WITNESSES:                                ASSIGNOR:

_________________________                 _________________________________

Name:____________________

_________________________                 By:______________________________

Name:____________________                 Name:____________________________

                                          Title:___________________________

                              [ADD ACKNOWLEDGMENTS]

                                                                   EXHIBIT A-1

                              FORM OF ASSIGNMENT

                             (for Conversion NPIs)

                      [Subject to completion at Closing]

      WHEREAS, pursuant to (i) that certain Credit Agreement dated ___________ between ______________________ and Tenneco Gas Production Corporation ("TGPC"), and (ii) that certain Credit Agreement dated _____________________ between _____________________________ and TGPC, certain loans were converted to a Net Profits Overriding Royalty Interest (the "NET PROFITS INTEREST").

     NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ____________________________, a ________________________ non
profit corporation (the "ASSIGNOR"), hereby assigns, transfers, conveys and sets over to Domain Energy Production Corporation, a Delaware corporation whose address is 1100 Louisiana, Suite 1500, Houston, Texas 77002 (the "ASSIGNEE"), all of Assignor's right, title and interest in and to the Net Profits Interest.

     THIS ASSIGNMENT IS MADE WITHOUT WARRANTIES OR REPRESENTATIONS (INCLUDING WITHOUT LIMITATION, WITHOUT REPRESENTATION OR WARRANTY OF TITLE), EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND ASSIGNOR EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES.

     This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     This Assignment is being executed in several counterparts, all of which are identical. All of such counterparts together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Assignment is duly executed and delivered this _____ day of _____________________, 1997, effective as of January 1, 1997 at
7:00 A.M. Central Time.

WITNESSES:                                ASSIGNOR:

_______________________________           __________________________________

Name:__________________________

_______________________________            By:______________________________

Name:__________________________            Name:____________________________

                                           Title:___________________________

                             [ADD ACKNOWLEDGMENTS]

                                   A-1-1

                                   EXHIBIT B

1.    GEAPPL CORP.

      a.  CNG ACQUISITION

      Conveyance of Net Profits Overriding Royalty Interest dated September 8, 1993, from Tenneco Gas Production Corporation ("TGPC") to GEAPPL Corp.

      JURISDICTION                         RECORDING INFORMATION

      Vermilion Parish, LA                 File No. 9400631
      Iberia Parish, LA                    COB 1067, Entry No. 94-437
      Minerals Management                  Filed
      Service

      b.  BG ACQUISITION

      Conveyance of Net Profits Overriding Royalty Interest from TGPC to GEAPPL Corp.

      JURISDICTION                              RECORDING INFORMATION

      Mobile Co., AL                            Real Property Records
                                                Book 4133, Page 1776

      Jackson Co., MS                      Book 5, Page 243

      Minerals Management                  Received 9/12/94
      Service


      c.  MARATHON-MIDCON ACQUISITION

      Conveyance of Net Profits Overriding Royalty Interest dated May 19, 1993, from TGPC to GEAPPL Corp.

      JURISDICTION                              RECORDING INFORMATION

      Aransas Co., TX                           File No. 188706
      Chambers Co., TX                          Vol. 208, Page 522
      Galveston Co., TX                         Microfilm ID No.###-##-####

      Jefferson Co., TX                        File No. 9318811
      Nueces Co., TX                           File No. 861032

      Cameron Parish, LA                       File No. 231528, COB 771
      Iberia Parish, LA                        Entry No. 93-4236, COB 1054
      Vermilion Parish, LA                     File No. 9305218

2.    GTPT CORPORATION

      a.  CNG ACQUISITION

      Conveyance of Net Profits Overriding Royalty Interest dated September 8, 1993, from Tenneco Gas Production Corporation ("TGPC") to GTPT Corporation.

      JURISDICTION                              RECORDING INFORMATION

      Vermilion Parish, LA                 File No. 9400630
      Iberia Parish, LA                    COB 1067, Entry No. 94-436
      Minerals Management                  Filed
      Service


      b.  BG ACQUISITION

      Conveyance of Net Profits Overriding Royalty Interest from TGPC to GTPT Corporation.

      JURISDICTION                         RECORDING INFORMATION

      Mobile Co., AL                       Real Property Records
                                           Book 4133, Page 1800

      Jackson Co., MS                      Book 5, Page 219

      Minerals Management                  Received 9/12/94
      Service

      c.  MARATHON-MIDCON ACQUISITION

      Conveyance of Net Profits Overriding Royalty Interest dated May 19, 1993, from TGPC to GTPT Corporation

      JURISDICTION                         RECORDING INFORMATION

      Aransas Co., TX                      File No. 188707
      Chambers Co., TX                     Vol. 208, Page 545
      Galveston Co., TX                    Microfilm ID No. ###-##-####
      Jefferson Co., TX                    File No. 9318812
      Nueces Co., TX                       Doc. No. 861031

      Cameron Parish, LA                   File No. 231529, COB 771
      Iberia Parish, LA                    Entry No. 93-4237, COB 1054
      Vermilion Parish, LA                 File No. 9305217

3.    ZETA MT HOLDING INC.

      a.  BG ACQUISITION

      Conveyance of Net Profits Overriding Royalty Interest from Tenneco Gas Production Corporation to Zeta MT Holding, Inc.

      JURISDICTION                         RECORDING INFORMATION

      Mobile Co., AL                       Real Property Records
                                           Book 4133, Page 1749

      Jackson Co., MS                      Book 5, Page 195

      Minerals Management                  Received 9/12/94
      Service

                                 SCHEDULE 5.9
                                 ------------
                                1997 WELLCOUNT
                                  (THRU 5/19)

                                       EQUITY     FUND I     FUND II
   PROJECT       WELL NAME             W.I.(%)    W.I.(%)    W/I.(%)            STATUS
Kenedy Ranch     KMF 279 #1                                   12.5     Dry Hole - Non-consent on
                                                                       Completion

Brigham          Mustang #1             25.0       12.5                Completing - Awaiting Economic Test
                 Popham 193 #1                     14.0       21.0     Testing
                 Son of Bevo 281 #1                14.0       21.0     Drilled - Waiting on Completion

Rand-Paulson     Lucky 28-1                                   24.6     Dry Hole
                 State 26-1                                   50.0     Dry Hole
                 A.J. 6-1                                     50.0     Completing - Awaiting Economic Test
                 Trick State Unit #1                           2.6     Completing - Producer
                 Treat State Unit #1                           8.3     Waiting on Completion
                 State 27-1                                   50.0     Producing - Running Bottom Hole
                                                                       Pressure Test

                                 1997 DRILLING
                               (5/19 THRU 7/31)

                                       EQUITY     FUND I     FUND II
   PROJECT        WELL NAME            W.I.(%)    W.I.(%)    W/I.(%)   STATUS
Kenedy Ranch     KMF 243 #1                                   12.5     Drilling

Brigham          Son of Bevo 192 #1                14.0       21.0     AFE Approved
                 Mustang #2             25.0       12.5                Finalizing Location
                 Lumberjack 12 #1                  28.0       42.0     Non-consent

West Delta 30    OCS-G-0367 #26          7.2                   0.0     Drilling
                 EE-16                   5.0                  30.0     AFE Approved

Rand-Paulson     State 27-2                                   50.00    Drilling
                 State 27-3                                   90.00    Drilling

                               DISPOSITION SUMMARY
                                 (AS OF 4/18/97)

SHALLOW MIOCENE - MOBILE AREA

FIELD                  PROSPECTIVE BUYER     COMMENTS
-----                  -----------------     --------
Main Pass 154          Callon                Negotiating Divestiture
Chandeleur 37          Callon
Mobile 864             Callon

MISSISSIPPI AREA
----------------
FIELD
-----
Chaparral              Savannah              Negotiating Sale Agreement
Forest #2              Taurus                Initial Divestiture Discussions

S. TEXAS BASIN
--------------
Kenedy Ranch           TBD                   Preparing Brochure for Marketing

ANADARKO BASIN
--------------
Brigham                Sonat                 Under Consideration for Divestiture